UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 16, 2011

Motorola Mobility Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other Jurisdiction of Incorporation)

001-34805		27-2780868
(Commission File Number)		(IRS. Employer Identification No.)

600 North US Highway 45, Libertyville, IL	60048
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 523-5000

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2011, Motorola Mobility Holdings, Inc. issued a press release announcing the departure of Mr. William R. Hambrecht from the Company’s Board of Directors, effective immediately. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued August 17, 2011 by Motorola Mobility Holdings, Inc announcing the departure of William R. Hambrecht from the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorola Mobility Holdings, Inc.

Date: August 18, 2011
	By:	/s/ Carol H. Forsyte
		Name:	Carol H. Forsyte
		Title:	Corporate Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued August 17, 2011 by Motorola Mobility Holdings, Inc announcing the departure of William R. Hambrecht from the Company’s Board of Directors.